UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2

TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2005

FIRST AVENUE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

230 Court Square, Suite 202, Charlottesville, VA 22902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 220-4988

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

      This Current Report on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 18, 2005 and amended as of February 10, 2005 (the “Amended Filing”) to amend the following financial statements filed with the Amended Filing:

(a)	Pro forma financial information.

Unaudited pro forma balance sheet, attached hereto as Exhibit 99.1.

(b)	Exhibits – The following exhibits are furnished as part of this current report:

Exhibit Number	Description
99.1	Unaudited pro forma Balance Sheet.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AVENUE NETWORKS, INC.
	By:	/s/ Sandra G. Thomas
		Name:	Sandra G. Thomas
Date: May 11, 2005		Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma Balance Sheet.